SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

MercadoLibre, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Tronador 4890, 8th Floor
Buenos Aires, C1 430DNN, Argentina
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:  011-54-11-5352-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 4.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2009 solely to provide the same disclosures covering the period from November 6, 2009 to March 2, 2010, the former accountant’s dismissal date, and to provide a letter from the former accountant with respect to these updated disclosures.

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 2, 2009 the Audit Committee (the “Committee”) of the Board of Directors of MercadoLibre, Inc. (the “Company”) approved the appointment of Deloitte & Co S.R.L. (“Deloitte”) as the Company’s independent registered public accounting firm for the 2010 fiscal year.

Also on November 3, 2009, the Company, at the direction of the Committee, informed its current independent registered public accounting firm, Price Waterhouse & Co. S.R.L. (“PWC”), that it will be dismissed as the Company’s independent registered public accounting firm no later than the date of the filing of the Company’s Annual Report on Form 10-K for the 2009 fiscal year.

During the fiscal years ended December 31, 2008 and December 31, 2009 and the subsequent interim period through the date of the filing of this Form 8-K/A, the Company had (i) no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to PWC’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

PWC’s reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2009 do not contain any adverse opinion or disclaimer of opinion, nor are qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2009 and the subsequent interim period through the date of the filing of this Form 8-K/A, neither the Company nor anyone on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided PWC a copy of the disclosures it is making in this Current Report on Form 8-K/A prior to filing with the SEC and requested that PWC furnish the Company with a letter addressed to the SEC stating whether or not PWC agrees with the above statements.  A copy of that letter, dated March 2, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

16.1           Letter of  Price Waterhouse & Co. S.R.L. dated March 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC. (Registrant)
Date: March 2, 2010	By:	/s/ Hernán Kazah
Hernán Kazah
Executive Vice President and Chief Financial Officer